UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 12, 2011

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada  89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by PDL BioPharma, Inc. (the Company) on December 7, 2011 (the Original 8-K). The Company is amending the Original 8-K for the sole purpose of filing a press release correcting information that was contained in an earlier press release that was filed as an exhibit to the Original 8-K. The correcting press release filed herewith as Exhibit 99.1 replaces that earlier press release and corrects the adjusted conversion rates for the Company's convertible notes due to a mathematical error. No other changes to the body of the Original 8-K have been made.

Item 8.01 Other Events.

On December 12, 2011, the Company issued a press release that corrects its previously announced adjusted conversion rates for its convertible notes.  Exhibit 99.1 of the Original 8-K is hereby replaced by Exhibit 99.1 hereto to correct the adjusted conversion rate for the Company's (i) 2.875% Convertible Senior Notes due February 15, 2015, to 155.396 shares of common stock per $1,000 principal amount, reflecting a conversion price of approximately $6.44 per share, effective December 9, 2011, and (ii) 3.75% Convertible Senior Notes due May 1, 2015, to 135.9607 shares of common stock per $1,000 principal amount, reflecting a conversion price of approximately $7.36 per share, effective December 6, 2011. Exhibit 99.1 attached hereto supersedes Exhibit 99.1 to the Original 8-K in its entirety.

Cautionary Statements

This filing and the press release, and the Company’s statements herein and in the attached press release regarding its intentions with respect to the quarterly dividend payment include and constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business and limit the Company’s ability to pay dividends are disclosed in the “Risk Factors” contained in the Company’s 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2011, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission thereafter. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ John P. McLaughlin
John P. McLaughlin
President and Chief Executive Officer

Dated:  December 12, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release